Exhibit 10.4

EXECUTION VERSION

Patent Security Agreement

Patent Security Agreement, dated as of December 9, 2009, by AOL INC., AOL ADVERTISING INC., BEBO, INC., ICQ LLC, GOING, INC., LIGHTNINGCAST LLC, MAPQUEST, INC., NETSCAPE COMMUNICATIONS CORPORATION, QUIGO TECHNOLOGIES LLC, SPHERE SOURCE, INC., TACODA LLC, TRUVEO, INC., YEDDA, INC. (each individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) U.S. Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Property).

SECTION 3. Security Agreement. This Patent Security Agreement has been executed and delivered by the Pledgor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, AOL INC.

By:	/s/ Arthur Minson
Name:	Arthur Minson
Title:	Executive Vice President and Chief Financial Officer

AOL ADVERTISING INC. BEBO, INC. ICQ LLC GOING, INC. LIGHTNINGCAST LLC MAPQUEST, INC. NETSCAPE COMMUNICATIONS CORPORATION QUIGO TECHNOLOGIES LLC SPHERE SOURCE, INC. TACODA LLC TRUVEO, INC. YEDDA, INC.

By:	/s/ Arthur Minson
Name:	Arthur Minson
Title:	Treasurer

Accepted and Agreed: BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Antonikia Thomas
Name: Antonikia Thomas
Title: Assistant Vice President

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

*AMERICA ONLINE, INC. changed its name to AOL LLC on April 3, 2006. These patents of AOL LLC were transferred to AOL Inc. pursuant to the Separation and Distribution Agreement between AOL Inc. and Time Warner Inc., dated as of November 16, 2009, and the Assignment and Assumption Agreement by and among AOL Inc., AOL LLC and Time Warner Inc., dated as of December 4, 2009.

*PLATFORM-A, INC. changed its name to AOL ADVERTISING INC. on October 1, 2009.

Patent Registrations:

See attached.

Patent Applications:

See attached.